SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 6, 2003

PEDIATRIX MEDICAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

0-26762	65-0271219
(Commission File Number)	(I.R.S. employer identification no.)

1301 Concord Terrace
Sunrise, Florida 33323-2825
(Address of principal executive offices, including zip code)

(954) 384-0175
(Telephone number, including area code, of Registrant)

Item 9. Regulation FD Disclosure

On February 6, 2003, Pediatrix Medical Group, Inc. issued a press release regarding its earnings for the fourth quarter and year ended December 31, 2002. A copy of this Press Release is being furnished as an exhibit to this report on Form 8-K. The information contained in this Form 8-K is being furnished to the Commission as contemplated by Release No. 33-8176, which was recently adopted by the Commission and amends Form 8-K effective March 28, 2003, to add Item 12 for that purpose. Earnings releases and similar announcements made after March 28, 2003, will be furnished to the Commission pursuant to Item 12 of Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2003	PEDIATRIX MEDICAL GROUP, INC.

By: /s/ Karl B. Wagner

Karl B. Wagner Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 6, 2003.

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